THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE OR JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY RECEIVES AN OPINION, IN REASONABLY ACCEPTABLE FORM AND SCOPE, OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER ANY SUCH LAWS.

                            ALANCO TECHNOLOGIES, INC.


                     WARRANT TO PURCHASE SHARES OF COMMON STOCK
                            (Expires September 30, 2011)

                                                675,000 Shares of Common Stock


         FOR VALUE RECEIVED, subject to the provisions set forth below, the undersigned, Alanco Technologies, Inc., an Arizona corporation (the "Company"), hereby certifies that ComVest Capital LLC, a Delaware limited liability company or its registered assigns (the "Holder"), is entitled to purchase from the Company up to six hundred seventy-five thousand (675,000) fully paid and nonassessable shares (the "Warrant Shares") of Class A common stock of the Company (the "Common Shares"), at a price of $0.72 per share (the "Exercise Price") at any time and from time to time from and after the date hereof and until 5:00 p.m. (Eastern time) on September 30, 2011 (the "Expiration Date") upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Notice of Exercise attached hereto duly filled in and signed and, if applicable, upon payment in cash or by check of the aggregate Exercise Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment as provided in
Section 3 of this Warrant.

         1.       Exercise of Warrant.

                  1.1. Exercise. This Warrant shall be exercisable at any time and from time to time from and after the date hereof until the Expiration Date, and this Warrant shall expire on the Expiration Date. Upon exercise of this Warrant, the Exercise Price shall be payable in cash or by check. This Warrant may be exercised in whole or in part so long as any exercise in part hereof would not involve the issuance of fractional Warrant Shares. If exercised in part, the Company shall deliver to the Holder a new Warrant, identical in form to this Warrant, in the name of the Holder, evidencing the right to purchase the number of Warrant Shares as to which this Warrant has not been exercised, which new Warrant shall be signed by an appropriate officer of the Company. The term "Warrant" as used herein shall include any subsequent Warrant issued as provided herein.

                  1.2. Exercise Procedures; Delivery of Certificate. Upon surrender of this Warrant with a duly executed Notice of Exercise in the form of Annex A attached hereto, together with payment of the Exercise Price for the

Warrant Shares purchased, at the Company's principal executive offices (the "Designated Office"), the Holder shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. The Company agrees that the Warrant Shares shall be deemed to have been issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered together with the Notice of Exercise and payment for such Warrant Shares.

                  1.3. Cashless Exercise. In lieu of payment of the Exercise Price, a Holder may exercise this Warrant, in whole or in part, by presentation and surrender of this Warrant to the Company, together with a Cashless Exercise Form in the form attached hereto as Annex B (or a reasonable facsimile thereof) duly executed (a "Cashless Exercise"). Acceptance by the Company of such presentation and surrender shall be deemed a waiver of the Holder's obligation to pay all or any portion of the Exercise Price, as the case may be. In the event of a Cashless Exercise, the Holder shall exchange this Warrant for that number of Common Shares determined by multiplying the number of Common Shares for which this Warrant is being exercised by a fraction, (a) the numerator of which shall be the difference between (i) the then current market price per Common Share, and (ii) the Exercise Price, and (b) the denominator of which shall be the then current market price per share of the Company's common stock. For purposes of any computation under this Section l.3, the then current market price per share of the Company's common stock at any date shall be deemed to be the average of the daily trading price per share of the Company's common stock for the ten (10) consecutive trading days immediately prior to the Cashless Exercise. If, during such measuring period, there shall occur any event which gives rise to any adjustment of the Exercise Price, then a corresponding adjustment shall be made with respect to the closing prices of the Common Shares for the days prior to the Effective Date of such adjustment event. As used herein, the term "trading price" on any relevant date means (A) if the Company's common stock is listed for trading on the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, or the NASDAQ Capital Market, the closing sale price (or, if no closing sale price is reported, the last reported sale price) of the common stock (regular way), or (B) if the common stock is not so listed but quotations for the common stock are reported on the OTC Bulletin Board, the average of the closing high bid and asked prices as reported on the OTC Bulletin Board.

         2. Transfer; Issuance of Stock Certificates; Restrictive Legends.

                  2.1. Transfer. Each transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with a written assignment of this Warrant in the form of Annex C attached hereto duly executed by the Holder or its agent or attorney. Upon such surrender and delivery, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, if any. A Warrant may be exercised by the new Holder for the purchase of Warrant Shares without having a new Warrant issued. Prior to due presentment for registration of transfer thereof, the Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof (notwithstanding any notations of ownership or writing thereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary. All Warrants issued upon any assignment of Warrants shall be the valid obligations of the Company, evidencing the same rights and entitled to the same benefits as the Warrants surrendered upon such registration of transfer or exchange.

                  2.2. Stock Certificates. Certificates for the Warrant Shares shall be delivered to the Holder within three (3) business days after the rights represented by this Warrant shall have been exercised pursuant to Section 1, and a new Warrant representing the right to purchase the Common Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such time. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder hereof including, without limitation, any documentary, stamp or similar tax that may be payable in respect thereof; provided, however, that the Company shall not be required to pay any income tax to which the Holder hereof may be subject in connection with the issuance of this Warrant or the Warrant Shares.

                  2.3. Restrictive Legend. Except as otherwise provided in this
Section 2, each certificate for Warrant Shares initially issued upon the exercise of this Warrant and each certificate for Warrant Shares issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION IN FORM AND FROM COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

Notwithstanding the foregoing, the legend requirements of this Section 2.3 shall terminate as to any particular Warrant Shares when (i) such Warrant Shares are transferred pursuant to an effective resale registration statement, as contemplated in the Registration Rights Agreement between the Company and the Holder of even date herewith, or (ii) the Company shall have received from the Holder thereof an opinion of counsel in form and substance reasonably acceptable to the Company that such legend is not required in order to ensure compliance with the Securities Act. Whenever the restrictions imposed by this Section 2.3 shall terminate, the Holder or subsequent transferee, as the case may be, shall be entitled to receive from the Company without cost to such Holder or transferee a certificate for the Warrant Shares without such restrictive legend.

         3. Adjustment of Number of Shares; Exercise Price; Nature of Securities Issuable Upon Exercise of Warrants.

                  3.1. Exercise Price; Adjustment of Number of Shares. The Exercise Price and the number of shares purchasable hereunder shall be subject to adjustment from time to time as hereinafter provided; provided, however, that, notwithstanding the below, in no case shall the Exercise Price be reduced to below the par value (if any) per share of the class of stock for which this Warrant is exercisable at such time.

                  3.2. Adjustments Upon Distribution, Subdivision or Combination. If the Company, at any time or from time to time after the issuance of this Warrant, shall (a) make a dividend or distribution on its common stock payable in shares of its common stock, (b) subdivide or reclassify its outstanding common stock into a greater number of shares, or (c) combine or reclassify its outstanding common stock into a smaller number of shares, the Exercise Price in effect at that time and the number of Warrant Shares into which the Warrant is exercisable at that time shall be proportionately adjusted effective as of the record date for the dividend or distribution or the effective date of the subdivision, combination or reclassification.

                  3.3. Adjustment Upon Other Distributions. If the Company, at any time or from time to time after the issuance of this Warrant, makes a distribution to the holders of its common stock which is payable in securities of the Company other than common stock, then, in each such event, provision shall be made so that the Holder shall receive upon exercise of this Warrant, in addition to the number of Warrant Shares, the amount of such securities of the Company which would have been received if the portion of the Warrant so exercised had been exercised for Warrant Shares on the date of such event, subject to adjustments subsequent to the date of such event with respect to such distributed securities which shall be on terms as nearly equivalent as practicable to the adjustments provided in this Section 3 and all other adjustments under this Section 3, provided that, in the event of any Cashless Exercise, the additional securities issuable by reason of this Section 3.3 shall only be with respect to the Common Shares actually issued, and not with respect to the Common Shares surrendered by reason of such Cashless Exercise.

                  3.4. Adjustment Upon Merger, Consolidation or Exchange. If at any time or from time to time after the issuance of this Warrant there is any merger, consolidation, arrangement or statutory share exchange of the Company with or into any other person or company, then, in each such event, provision shall be made so that the Holder shall receive upon exercise of this Warrant the kind and amount of shares and other securities and property (including cash) which would have been received upon such merger, consolidation, arrangement or statutory share exchange by the Holder if the portion of this Warrant so exercised had been exercised for Warrant Shares immediately prior to such merger, consolidation, arrangement or statutory share exchange, subject to adjustments for events subsequent to the effective date of such merger, consolidation, arrangement or statutory share exchange with respect to such shares and other securities which shall be on terms as nearly equivalent as practicable to the adjustments provided in this Section 3 and all other adjustments under this Section 3, and subject to appropriate adjustment (in a manner consistent with Section 1.3 above) in the event of any Cashless Exercise.

                  3.5. Adjustments for Recapitalization or Reclassification. If, at any time or from time to time after the issuance of this Warrant, the Warrant Shares issuable upon exercise of this Warrant are changed into the same or a different number of securities of any class of the Company, whether by recapitalization, reclassification or otherwise (other than a merger, consolidation, arrangement or statutory share exchange provided for elsewhere in this Section 3), then, in each such event, provision shall be made so that the Holder shall receive upon exercise of this Warrant the kind and amount of securities or other property which would have been received in connection with such recapitalization, reclassification or other change by the Holder if the portion of this Warrant so exercised had been exercised immediately prior to such recapitalization, reclassification or change, subject to adjustments for events subsequent to the effective date of such recapitalization, reclassification or other change with respect to such securities which shall be on terms as nearly equivalent as practicable to the adjustments provided in this
Section 3 and all other adjustments under this Section 3, and subject to appropriate adjustment (in a manner consistent with Section 1.3 above) in the event of any Cashless Exercise.

                  3.6. Extraordinary Dividends or Distributions. If, at any time or from time to time after the issuance of this Warrant, the Company shall declare a dividend or any other distribution upon its common stock in liquidation or payable otherwise than out of current earnings, retained earnings or earned surplus and otherwise than in shares of the Company's common stock, then the Exercise Price in effect immediately prior to such declaration shall be reduced by an amount equal, in the case of a dividend or distribution in cash, to the amount thereof payable per common share or, in the case of any other dividend or distribution, to the value thereof per common share at the time such dividend or distribution was declared, as determined by the Board of Directors of the Company in good faith. Such reductions shall take effect as of the date on which a record is taken for the purposes of the subject dividend or distribution, or, if a record is not taken, the date as of which the holders of record of common stock entitled to such dividend or distribution are to be determined.

                  3.7      Adjustment Upon Certain Issuances of Common Stock.

                           (a) If the Company, at any time or from time to time,
issues or sells any Additional Shares of Common Stock (as defined below), other than as provided in the foregoing subsections of this Section 3, for a price per share (which, in the case of options, warrants, convertible securities or other rights, includes the amounts paid therefor plus the exercise price, conversion price or other such amounts payable thereunder) that is less than $--- per share (such number to be subject to adjustment from time to time upon the occurrence of any of the events described in Section 3.2 above), then and in each such case, the then applicable Exercise Price shall automatically be reduced as of the opening of business on the date of such issue or sale, to a price determined by multiplying the Exercise Price then in effect by a fraction (i) the numerator of which shall be (A) the number of shares of common stock of the Company deemed outstanding (as determined below) immediately prior to such issue or sale, plus
(B) the number of shares of Class A common stock of the Company which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Exercise Price, and (ii) the denominator of which shall be the number of shares of common stock of the Company deemed outstanding (as defined below) immediately prior to such issue or sale plus the total number of Additional Shares of Common Stock so issued; provided, however, that upon the expiration or other termination of options, warrants or other rights to purchase or acquire common stock which triggered any adjustment under this Section 3.7, and upon the expiration or termination of the right to convert or exchange convertible or exchangeable securities (whether by reason of redemption or otherwise) which triggered any adjustment under this Section 3.7, if any thereof shall not have been exercised, converted or exchanged, as applicable, the number of shares of common stock of the Company deemed to be outstanding pursuant to this Section 3.7(a) shall be reduced by the number of shares as to which options, warrants, and rights to purchase or acquire common stock shall have expired or terminated unexercised, and as to which conversion or exchange rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be outstanding; and the Exercise Price then in effect shall forthwith be readjusted and thereafter be the price that it would have been had adjustment been made on the basis of the issuance only of the common shares actually issued. For purposes of the preceding sentence, the number of shares of common stock of the Company deemed to be outstanding as of a given date shall be the sum of (x) the number of common shares of all Classes actually outstanding, (y) the number of Common Shares for which this Warrant could be exercised on the day immediately preceding the given date, and (z) the number of shares of common stock of the Company of any Class which could be obtained through the exercise or conversion of all other rights, options and convertible securities outstanding on the day immediately preceding the given date. "Additional Shares of Common Stock" shall mean all shares of common stock of the Company of any Class, and all options, warrants, convertible securities or other rights to purchase or acquire shares of common stock of the Company of any Class, issued by the Company, other than common stock issued pursuant to the exercise of options, warrants or convertible securities outstanding on the date hereof, or hereafter issued from time to time pursuant to and in accordance with stock purchase or stock option plans as in effect on the date hereof, provided that such options, warrants or other rights are issued with exercise prices per share of common stock equal to or greater than the then-current fair market value of a share of common stock of the Company, as determined in good faith by the Board of Directors of the Company or the Compensation Committee thereof.
                           (b) In the event that the exercise price, conversion
price, purchase price or other price at which common stock of the Company is purchasable pursuant to any options, warrants, convertible securities or other rights to purchase or acquire common stock is reduced at any time or from time to time (other than under or by reason of provisions designed to protect against dilution), then, upon such reduction becoming effective, the Exercise Price then in effect hereunder shall forthwith be decreased to such Exercise Price as would have been obtained had the adjustments made and required under this Section 3.7 upon the issuance of such options, warrants, convertible securities or other rights been made upon the basis of (and the total consideration received therefor) (i) the issuance of the number of common stock theretofore actually delivered upon the exercise, conversion or exchange of such options, warrants, convertible securities or other rights, (ii) the issuance of all of the shares of common stock of the Company and all other options, warrants, convertible securities and other rights to purchase or acquire common stock of the Company issued after the issuance of the modified options, warrants, convertible securities or other rights, and (iii) the original issuance at the time of the reduction of any such options, warrants, convertible securities or other rights then still outstanding.

                           (c)      In no event shall an adjustment  under this
Section 3.7 be made if it would result in an increase in the then applicable Exercise Price.

                  3.8. Notice of Adjustment. Whenever the Exercise Price and/or the number of Warrant Shares receivable upon exercise of this Warrant is adjusted, the Company shall promptly deliver to the Holder a certificate of adjustment, setting forth the Exercise Price and/or Warrant Shares issuable after adjustment, a brief statement of the facts requiring the adjustment and the computation by which the adjustment was made. The certificate of adjustment shall be prima facie evidence of the correctness of the adjustment.

                  3.9. Successive Adjustments. The provisions of this Section 3 shall be applicable successively to each event described herein which may occur subsequent to the issuance of this Warrant and prior to the exercise in full of this Warrant.

         4. Registration; Exchange and Replacement of Warrant; Reservation of Shares. The Company shall keep at the Designated Office a register in which the Company shall provide for the registration, transfer and exchange of this Warrant. The Company shall not at any time, except upon the dissolution, liquidation or winding-up of the Company, close such register so as to result in preventing or delaying the exercise or transfer of this Warrant.

         The Company may deem and treat the person in whose name this Warrant is registered as the Holder and owner hereof for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration or transfer as provided in this Section 4.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and (in case of loss, theft or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will (in the absence of notice to the Company that the Warrant has been acquired by a bona fide purchaser) make and deliver a new Warrant of like tenor in lieu of this Warrant, without requiring the posting of any bond or the giving of any security, other than the indemnity of the Holder.

         The Company shall at all times reserve and keep available out of its authorized shares of capital stock, solely for the purpose of issuance upon the exercise of this Warrant, such number of Common Shares as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Exercise Price therefor, if applicable, all Warrant Shares issuable upon such exercise shall be duly and validly authorized and issued, fully paid and non-assessable.

         5. Investment Representations. The Holder, by accepting this Warrant, covenants and agrees that, at the time of exercise of this Warrant, if the Warrant Shares shall not then be the subject of an effective registration statement under the Act, the securities acquired by the Holder upon exercise hereof are for the account of the Holder or are being acquired for its own account for investment and are not acquired with a view to, or for sale in connection with, any distribution thereof (or any portion thereof) and with no present intention (at such time) of offering and distributing such securities (or any portion thereof), except in compliance with applicable federal and state securities laws.

         6. Registration Rights. The Holder is entitled to the benefits of that certain Registration Rights Agreement dated September 28, 2006 executed and delivered by the Company.

         7. Fractional Warrants and Fractional Shares. If the number of Warrant Shares purchasable upon the exercise of this Warrant is adjusted pursuant to
Section 3 hereof, the Company shall nevertheless not be required to issue fractions of shares upon exercise of this Warrant or otherwise, or to distribute certificates that evidence fractional shares. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a Common Share (determined in accordance with the last sentence of Section 1.3).

         8. Warrant Holders Not Deemed Stockholders. No Holder of this Warrant shall, as such, be entitled to vote or to receive dividends or be deemed the holder of Warrant Shares that may at any time be issuable upon exercise of this Warrant, nor shall anything contained herein be construed to confer upon the Holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or subscription rights, until such Holder shall have exercised this Warrant and been issued Warrant Shares or deemed to have been issued Warrant Shares in accordance with the provisions hereof.

         9. Notices. Any notice which is required to be given by this Warrant must be in writing, and shall be given or served, unless otherwise expressly provided herein, by depositing the same in the United States Mail, postpaid and certified and addressed to the party to be notified, with return receipt requested, or by delivering the same by courier or in person to such party (or, if the party or parties to be notified be incorporated, to an officer of such party). Notice deposited in the mail, postpaid and certified with return receipt requested, shall be deemed received and effective upon the deposit in a proper United States depository. Notice given in any other manner shall be effective only if and when received by the party to be notified. For the purposes of notice, the addresses of the parties for the receipt of notice hereunder are:

              If to the Company:
              -----------------
              Alanco Technologies, Inc.
              15575 North 83rd Way, Suite 3
              Scottsdale, Arizona 85260
              Attention: Chief Executive Officer
              Tel No.:      (480) 607-1010
              Fax No.:      (480) 607-1515

              If to the Holder:
              -----------------
              ComVest Capital LLC
              One North Clematis, Suite 300
              West Palm Beach, Florida  33401
              Attention: Chief Financial Officer
              Telephone:  (281) 468-0434
              e-mail:  larryl@comvest.com

         Any party shall have the right from time to time, and at any time, to change its address for the receipt of notice by giving at least five (5) days' prior written notice of the change of its address to the other parties in the manner specified herein.

         10. Successors. All the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors, assigns and transferees.

         11. Law Governing. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

         12. Entire Agreement; Amendments and Waivers. This Warrant, together with the Registration Rights Agreement, sets forth the entire understanding of the parties with respect to the subject matter hereof. The failure of any party to seek redress for the violation or to insist upon the strict performance of any term of this Warrant shall not constitute a waiver of such term and such party shall be entitled to enforce such term without regard to such forbearance. This Warrant may be amended, and any breach of or compliance with any covenant, agreement, warranty or representation may be waived, only if the Company has obtained the written consent or written waiver of the Holder, and then such consent or waiver shall be effective only in the specific instance and for the specific purpose for which given.

         13. Severability; Headings. If any term of this Warrant as applied to any person or to any circumstance is prohibited, void, invalid or unenforceable in any jurisdiction, such term shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without in any way affecting any other term of this Warrant or affecting the validity or enforceability of this Warrant or of such provision in any other jurisdiction. The Section headings in this Warrant have been inserted for purposes of convenience only and shall have no substantive effect.

                [The remainder of this page is intentionally blank]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the 28th day of September, 2006.

                                           ALANCO TECHNOLOGIES, INC.



                                            By:
                                               ----------------------------
                                               Name:
                                               Title:

                                     ANNEX A

                               NOTICE OF EXERCISE

                      (To be executed upon partial or full
                         exercise of the within Warrant)

                  The undersigned hereby irrevocably elects to exercise the right to purchase --------- shares of Common Stock of Alanco Technologies, Inc. covered by the within Warrant according to the conditions hereof and herewith makes payment of the Exercise Price of such shares in full in the amount of $--------------.
                                             By:
                                                ---------------------------
                                               (Signature of Registered Holder)


Dated:
      --------------------------------------

                                   ANNEX B

                             CASHLESS EXERCISE FORM

                      (To be executed upon partial or full
          exercise of Warrants pursuant to Section 1.3 of the Warrant)

                  The undersigned hereby irrevocably elects to surrender ------------ shares of Common Stock of Alanco Technologies, Inc. purchasable under the Warrants for such shares of Common Stock issuable in exchange therefor pursuant to the Cashless Exercise provisions of the within Warrants, as provided for in Section 1.3 of such Warrant.

                  Please issue a certificate or certificates for such Common Stock in the name of, and pay cash for fractional shares in the name of:

                          (Please print name, address, and social security
number/tax identification number:)



and, if said number of shares of Common Stock shall not be all the shares of Common Stock purchasable thereunder, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under the within Warrants be registered in the name of the undersigned Holder or its transferee as below indicated and delivered to the address stated below.

Dated:
     --------------------------------

Name of Warrant Holder
or transferee:
              ---------------------------------------------------------------
                                 (Please print)

Address:
        ---------------------------------------------------------------------

Signature:
        ---------------------------------------------------------------------

NOTICE: The signature on this form must correspond with the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                     ANNEX C

                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:


Name and Address of Assignee              No. of Shares of
----------------------------
                                          Common Stock



and does hereby irrevocably constitute and appoint ----------------------- attorney-in-fact to register such transfer onto the books of Alanco Technologies, Inc. maintained for the purpose, with full power of substitution in the premises.

Dated:                                  Print Name:
       ---------------------            ---------------------------------------

                                        Signature:
                                        ---------------------------------------

                                        Witness:
                                        ---------------------------------------



NOTICE: The signature on this assignment must correspond with the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.